UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4103

Seligman High Income Fund Series
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman High-Yield Fund
Annual Report December 31, 2005 Seeking a High Level of Current Income and the Potential for Capital Appreciation by Investing in a Diversified Portfolio of High-Yield Securities

Seligman
142 Years of Investment Experience

J. & W. Seligman Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents
To The Shareholders	1
Interview With Your Portfolio Manager	2
Performance Overview	4
Portfolio Overview	7
Understanding and Comparing Your Fund’s Expenses	9
Portfolio of Investments	10
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	34
Proxy Results	35
Matters Relating to the Trustees’ Consideration of the Continuance of the Management Agreement	38
Trustees and Officers	43
Required Federal Income Tax Information	47
Additional Fund Information	50

To The Shareholders

Your annual report for Seligman High-Yield Fund follows this letter. The report contains an interview with your Portfolio Manager, as well as the Fund’s investment results, a portfolio of investments, and audited financial statements.

For the year ended December 31, 2005, Seligman High-Yield Fund posted a total return of 1.57% based on the net asset value of Class A shares. During the same period, the Citibank US High-Yield Market Index returned 2.08%, and the Fund’s peers, measured by the Lipper High Current Yield Funds Average, delivered a total return of 2.47%.

At a special meeting of shareholders on October 24, 2005, the shareholders approved an amendment to the Fund’s investment objective and the elimination of the Fund’s fundamental policy regarding investments in bonds. As a result of these changes, effective October 24, 2005, the Board of Trustees changed the name of the Fund from “Seligman High-Yield Bond Series” to “Seligman High-Yield Fund.” The results of the proxy can be found on page 35 of this report.

Thank you for your support of Seligman High-Yield Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Trustees,

William C. Morris
Chairman

Brian T. Zino
President

February 17, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450 Shareholder Services
Incorporated	100 Park Avenue	(800) 445-1777 Retirement Plan Services
100 Park Avenue	New York, NY 10017	(212) 682-7600 Outside the United States
New York, NY 10017		(800) 622-4597 24-Hour Automated
Telephone Access Service
General Distributor	General Counsel
Seligman Advisors, Inc.	Sullivan & Cromwell LLP
100 Park Avenue
New York, NY 10017	Independent Registered
Public Accounting Firm
Deloitte & Touche LLP

Interview With Your Portfolio Manager
J. Eric Misenheimer

Q:	How did Seligman High-Yield Fund perform during the year ended December 31, 2005?

A:
For the year ended December 31, 2005, Seligman High-Yield Fund posted a total return of 1.57% based on the net asset value of Class A shares. During the same period, the Citibank US High-Yield Market Index returned 2.08%, and the Fund’s peers, measured by the Lipper High Current Yield Funds Average, delivered a total return of 2.47%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:
Factors that impacted the high-yield market in 2005 included major concerns over rising interest rates. The Federal Reserve Board continued its “measured pace” tightening, raising the overnight fed funds rate at each meeting of the Federal Open Market Committee — eight consecutive 25 basis point increases. There were also concerns of rising inflation as oil neared (and surpassed) $60 per barrel for the first time in history. Uncertainties with regard to high profile “fallen angels” General Motors and Ford haunted the high-yield market. Extensive damage resulting from a recordbreaking hurricane season affected GDP and economic forecasts, as well as commodity prices. All of these concerns translated into the largest outflow from high-yield funds — approximately $11.8 billion — since the year 2000.

It was a year of twists and turns in the high-yield market. The year began with a stable high-yield environment, but volatility concerns soon crept up amid anxiety over the credit downgrades of General Motors and Ford, and led to a large high-yield sell-off in March and April. May through July saw declining Treasury yields and soaring oil prices. The surprisingly smooth transition of General Motors and Ford debt into high-yield accounts helped restore liquidity in the high-yield market and resulted in positive returns mid-year. We began to see sector-specific weakness in September and October as concerns regarding the impact of continued rising oil prices on profit margins and flying frequency hit the Airline sector and similar impacts on sales hurt the Auto sector. Short-term rates continued to rise while the yield curve continued to flatten. The high-yield market edged back into positive territory in November and December amid solid economic growth data and hints that the Federal Reserve was nearing an end to its policy of monetary tightening.

Q:	What investment techniques and/or strategies materially affected the Fund’s performance for the period?

A:
As the year began, in an effort to upgrade the Fund’s portfolio and position it favorably for a potential rise in interest rates, a portion of the portfolio was consolidated into less interest-rate sensitive, core high-yield bonds. This upgrading process

 A TEAM APPROACH

Seligman High-Yield Fund is managed by the Seligman High-Yield Team, headed by J. Eric Misenheimer. Mr. Misenheimer is assisted by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Frances Cao, Michael Hunt (trader), Paul Langlois, and Henry Rose.

Interview With Your Portfolio Manager
J. Eric Misenheimer

enabled the Fund to harvest gains from lower-grade issues that had already performed well, while simultaneously trimming marginal risk. The Fund continued to maintain a shorter duration as the first quarter drew to a close, waiting for a clearer interest rate picture to emerge.

The Fund remained defensively positioned entering the second quarter. Confronted with mixed economic signals, the anticipated repercussions of the General Motors and Ford debt downgrades, and the inflation-cautious Federal Reserve, we continued to raise the overall quality of the portfolio. To further mitigate the potential impact of excessive market volatility, we began to rebalance the portfolio to incorporate a more balanced mix of cyclical and non-cyclical industries.

The Fund’s short duration, particularly entering the second quarter, detracted from investment results, as the Treasury market rallied and longer-term issues were rewarded. We subsequently increased the portfolio’s duration, but were unable to do so in time to offset the losses sustained. Another factor that had a negative impact on the Fund’s performance for the year was severe damage to one of the Fund’s holdings, a hospital company, caused by Hurricane Katrina, which essentially destroyed the operation.

We continued to maintain the portfolio’s higher credit-quality positioning and began to de-emphasize issues of companies we thought were consumer or raw materials price-sensitive, based on our concerns that sustained high energy prices and rising interest rates would lead to decreased consumer spending.

In the fourth quarter, the shareholders approved an amendment to the Fund’s investment objective and the elimination of the Fund’s fundamental policy regarding investments in bonds. As such, we began exploring alternative asset classes that are correlated with the high-yield market, and the portfolio ended the year with a slight exposure to high-yield equities. We will continue to investigate and review other investment ideas, such as high-yield bank loan debt and convertible bonds, as we believe these are potential areas of opportunity for the Fund.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman High-Yield Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares do not have sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to a $10,000 investment made in the Citigroup US High-Yield Market Index for the 10-year period ended December 31, 2005. The performance of Class B, Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class B, Class C, Class I, and Class R shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Citigroup US High-Yield Market Index excludes the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

__________
[1]
The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

Performance Overview

Investment Results
Total Returns
For Periods Ended December 31, 2005

		Average Annual
	Six Months *	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(3.79)%	(3.38)%	0.09%	1.86%	n/a		n/a	n/a	n/a
Without Sales Charge	1.02	1.57	1.07	2.37	n/a		n/a	n/a	n/a
Class B
With CDSC†	(4.22)	(3.88)	0.04	n/a	n/a		n/a	n/a	n/a
Without CDSC	0.65	0.84	0.30	n/a	1.35	%†††	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	(1.19)	(0.94)	0.16	n/a	n/a		(1.80)%	n/a	n/a
Without Sales Charge and CDSC	0.65	1.13	0.36	n/a	n/a		(1.65)	n/a	n/a
Class D
With 1% CDSC	(0.32)	0.18	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	0.65	1.13	0.36	1.62	n/a		n/a	n/a	n/a
Class I	0.94	2.01	n/a	n/a	n/a		n/a	5.84%	n/a
Class R
With 1% CDSC	(0.37)	0.38	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	0.60	1.32	n/a	n/a	n/a		n/a	n/a	7.07%
Lipper High Current Yield Funds Average**	2.16	2.47	7.24	5.44	5.26	#	4.31	8.24	10.08
Citigroup US High-Yield Market Index**	1.25	2.08	8.92	6.74	6.81	##	5.72 ###	9.43	9.68

__________
See footnotes on page 6.

Performance Overview

Net Asset Value Per Share
	12/31/05	6/30/05	12/31/04
Class A	$3.31	$3.40	$3.51
Class B	3.32	3.41	3.52
Class C	3.33	3.42	3.52
Class D	3.33	3.42	3.52
Class I	3.31	3.40	3.51
Class R	3.31	3.41	3.51

Dividend Per Share and Yield Information
For Periods Ended December 31, 2005
Dividendsø	SEC 30-Day Yieldsøø
$0.2506	5.99%
0.2260	5.47
0.2260	5.45
0.2260	5.50
0.2653	6.79
0.2426	6.02

__________
*	Returns for periods of less than one year are not annualized.
**
The Citigroup US High-Yield Market Index (Citigroup Index) and the Lipper High Current Yield Funds Average (Lipper Average) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges, and the Citigroup Index also excludes the effect of fees. The Lipper Average is an average of funds that aim at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tend to invest in lower-grade debt instruments. The Citigroup Index captures the performance of below investment-grade debt issues of corporations domiciled in the United States or Canada. Investors cannot invest directly in an average or an index.

ø	Represents per share amount paid or declared for the year ended December 31, 2005.
øø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2005, has been computed in accordance with SEC regulations and will vary.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods up to 18 months.
†††	Return from inception of Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.
#	From April 25, 1996.
##	From April 30, 1996.
###	From May 31, 1999.

Portfolio Overview
Largest Industries
December 31, 2005

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales
Dow Jones CDX High Yield 7.25%, 12/29/2010 Series 5-T2*	US Treasury Bond 5.375%, 2/15/2031**
Dow Jones CDX High Yield 8.25%, 12/29/2010 Series 5-T3*	Williams Companies 7.5%, 1/15/2031**
Target Return Index Security Trust Series 2005-1 7.651%, 6/15/2015 VRN	Dex Media 0%, 11/15/2013
MGM Mirage 8.5%, 9/15/2010*	EchoStar 5.75%, 10/1/2008**
IKON Office solutions 7.75%, 9/15/2015*	Western Wireless 9.25%, 7/15/2013**
Reliant Energy 9.5%, 7/15/2013*	El Paso Production Holdings 7.75%, 6/1/2013**
Crown Cork & Seal 7.375%, 12/15/2026*	MGM Grand 9.75%, 6/1/2007**
Rural Cellular 9.75%, 1/15/2010*	Nextmedia Operating 10.75%, 7/1/2011**
Kerzner International 6.7%, 10/1/2015*	Russell 9.25%, 5/1/2010**
General Motors Acceptance 8%, 11/1/2031*	ARCO Chemical 9.8%, 2/1/2020

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Portfolio Overview

Top Ten Holdings†
December 31, 2005

Security	Value	Percent of Net Assets
Dow Jones CDX High Yield 7.25%, 12/29/2010 Series 5-T2	$12,390,625	2.9
Dow Jones CDX High Yield 8.25%, 12/29/2010 Series 5-T3	7,035,000	1.7
AES 9.375%, 9/15/2010	7,024,000	1.7
Dex Media 0%, 11/15/2013	5,780,000	1.4
Edison Mission Energy 7.73%, 6/15/2009	5,732,187	1.4
Western Financial Bank 9.625%, 5/15/2012	5,709,375	1.4
Pilgrim’s Pride 9.25%, 11/15/2013	5,577,000	1.3
El Paso 7.875%, 6/15/2012	5,563,125	1.3
Sequa 9%, 8/1/2009	4,857,125	1.2
US Steel 10.75%, 8/1/2008	4,745,250	1.1

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Ratings§ December 31, 2005		Weighted Average Maturity
	Moody’s	6.21 years
Baa	0.7%
Ba	20.6
B	61.3
Caa	16.5
Nonrated	0.9

__________
§	Credit ratings are those issued by Moody’s Investors Services, Inc. (“Moody’s”). Percentages are based on the market values of long-term holdings.
†	Excludes short-term holdings.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2005 and held for the entire six-month period ended December 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/05	Annualized Expense Ratio*	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05
Class A	$1,000.00	1.36%	$1,010.20	$ 6.91	$1,018.35	$ 6.92
Class B	1,000.00	2.11	1,006.50	10.68	1,014.57	10.71
Class C	1,000.00	2.12	1,006.50	10.75	1,014.52	10.76
Class D	1,000.00	2.11	1,006.50	10.70	1,014.57	10.71
Class I	1,000.00	0.82	1,009.40	4.18	1,021.07	4.18
Class R	1,000.00	1.62	1,006.00	8.22	1,017.04	8.24

__________
*
Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges.

**
Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2005 to December 31, 2005, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2005

	Principal Amount	Value
Corporate Bonds 89.1%
Aerospace 2.7%
Hexcel 6.75%, 2/1/2015	$1,325,000	$1,285,250
K&F Acquisition 7.75%, 11/15/2014	2,450,000	2,486,750
Sequa 9%, 8/1/2009	4,550,000	4,857,125
TD Funding 8.375%, 7/15/2011	2,650,000	2,802,375
		11,431,500

Agriculture 0.2%
Eurofresh 11.5%, 1/15/2013*	950,000	957,125

Auto 2.9%
Ford Motor Credit:
8.625%, 11/1/2010	1,625,000	1,483,391
7%, 10/1/2013	1,425,000	1,219,331
General Motors Acceptance:
7.75%, 1/19/2010	1,075,000	1,004,772
8%, 11/1/2031	2,135,000	2,050,495
Goodyear Tire & Rubber 7.857%, 8/15/2011	2,125,000	2,082,500
Tenneco Automotive 10.25%, 7/15/2013	1,775,000	1,948,062
TRW Automotive 9.375%, 2/15/2013	2,050,000	2,229,375
		12,017,926

Broadcasting 0.6%
Sinclair Broadcast Group 8%, 3/15/2012	2,300,000	2,380,500

Building Products 0.8%
Associated Materials 9.75%, 4/15/2012	2,500,000	2,425,000
Texas Industries 7.25%, 7/15/2013*	1,050,000	1,094,625
		3,519,625

Cable 3.5%
Charter Communications Holdings I 11%, 10/1/2015*	1,900,000	1,605,500
Charter Communications Holdings II 10.25%, 9/15/2010	4,325,000	4,325,000
CSC Holdings 7.875%, 12/15/2007	3,725,000	3,808,813
Insight Midwest/Insight Capital 10.5%, 11/1/2010	2,475,000	2,614,219
Mediacom Broadband 11%, 7/15/2013	2,200,000	2,376,000
		14,729,532

Capital Goods 3.2%
Blount 8.875%, 8/1/2012	1,600,000	1,696,000
Columbus McKinnon 10%, 8/1/2010	1,739,000	1,934,638
JLG Industries 8.375%, 6/15/2012	1,425,000	1,510,500
NMHG Holding 10%, 5/15/2009	2,050,000	2,193,500
Norcross Safety Products 9.875%, 8/15/2011	3,100,000	3,208,500
Park-Ohio Industries 8.375%, 11/15/2014	3,300,000	2,904,000
		13,447,138

__________
See footnotes on page 17.

Portfolio of Investments
December 31, 2005

	Principal Amount	Value
Chemicals 6.7%
ARCO Chemical 9.8%, 2/1/2020	$1,050,000	$1,183,875
Huntsman ICI Chemicals 10.125%, 7/1/2009	5,000	5,188
Huntsman International 7.375%, 1/1/2015*	3,075,000	2,982,750
ISP Holdings 10.625%, 12/15/2009	2,210,000	2,331,550
KI Holdings 9.875%, 11/15/2014	2,700,000	1,782,000
Lyondell Chemical 11.125%, 7/15/2012	825,000	927,094
Millennium America 9.25%, 6/15/2008	2,825,000	3,061,594
Polyone 10.625%, 5/15/2010	2,650,000	2,855,375
Resolution Performance Products 9.5%, 4/15/2010	3,525,000	3,586,687
Rockwood Specialties Group 10.625%, 5/15/2011	2,570,000	2,830,213
Terra Capital 11.5%, 6/1/2010	3,283,000	3,676,960
UAP Holding 0% (10.75%†), 7/15/2012	3,600,000	3,136,500
		28,359,786
Consumer Products 2.4%
ACCO Brands 7.625%, 8/15/2015	2,400,000	2,274,000
Doane Pet Care 10.625%, 11/15/2015*	1,425,000	1,492,687
Jostens 0% (10.25%†), 12/1/2013	3,525,000	2,626,125
Playtex Products 9.375%, 6/1/2011	1,775,000	1,868,188
R.J. Reynolds 7.3%, 7/15/2015*	1,800,000	1,845,000
		10,106,000
Containers 3.1%
AEP Industries 7.875%, 3/15/2013	1,375,000	1,351,223
BWAY 10%, 10/15/2010	2,675,000	2,808,750
Crown Cork & Seal:
8%, 4/15/2023	975,000	940,875
7.375%, 12/15/2026	3,500,000	3,220,000
Owens-Brockway Glass Container 8.25%, 5/15/2013	1,900,000	1,971,250
Owens-Illinois 7.80%, 5/15/2018	1,900,000	1,900,000
US Can 12.375%, 10/1/2010	950,000	900,125
		13,092,223
Diversified Telecommunication 0.9%
Qwest 7.875%, 9/1/2011	2,500,000	2,706,250
Syniverse Technologies 7.75%, 8/15/2013	950,000	961,875
		3,668,125
Electric 3.3%
Aquila 14.875%, 7/1/2012	1,800,000	2,421,000
CMS Energy 7.5%, 1/15/2009	2,700,000	2,794,500
MSW Energy Holdings 8.5%, 9/1/2010	2,475,000	2,648,250
Nevada Power 8.25%, 6/1/2011	1,800,000	2,002,500

__________
See footnotes on page 17.

Portfolio of Investments
December 31, 2005

	Principal Amount	Value
Electric (continued)
Sierra Pacific Resources:
8.625%, 3/15/2014	$1,800,000	$1,956,580
6.75%, 8/15/2017*	1,900,000	1,900,000
		13,722,830
Energy 5.7%
Atlas Pipeline Partners 8.125%, 12/15/2015*	950,000	963,063
Coastal 6.95%, 6/1/2028	3,150,000	2,874,375
Dynegy Holdings:
8.75%, 2/15/2012	1,925,000	2,088,625
10.125%, 7/15/2013*	1,900,000	2,156,500
El Paso 7.875%, 6/15/2012	5,375,000	5,563,125
Frontier Oil 6.625%, 10/1/2011	2,075,000	2,126,875
Pacific Energy Partners 6.25%, 9/15/2015*	1,900,000	1,881,000
Reliant Energy 9.5%, 7/15/2013	3,525,000	3,551,438
Williams Companies 7.625%, 7/15/2019	2,400,000	2,586,000
		23,791,001
Environmental 0.8%
Allied Waste North America:
8.5%, 12/1/2008	2,400,000	2,532,000
7.25%, 3/15/2015	950,000	964,250
		3,496,250
Finance 2.7%
E*TRADE Financial 7.375%, 9/15/2013*	1,425,000	1,449,938
Omega Healthcare Investors 7%, 1/15/2016*	950,000	946,437
SGS International 12%, 12/15/2013*	1,900,000	1,912,622
Stripes Acquisition 10.625%, 12/15/2013*	950,000	969,000
UnumProvident 6.85%, 11/15/2015*	475,000	495,660
Western Financial Bank 9.625%, 5/15/2012	5,075,000	5,709,375
		11,483,032
Food and Beverage 2.6%
Del Monte 6.75%, 2/15/2015	675,000	661,500
Pilgrim's Pride 9.25%, 11/15/2013	5,200,000	5,577,000
Reddy Ice Holdings 0% (10.5%†), 11/1/2012	5,775,000	4,620,000
		10,858,500
Gaming 4.4%
Inn Of The Mountain Gods 12%, 11/15/2010	1,175,000	1,169,125
Kerzner International 6.75%, 10/1/2015*	3,300,000	3,225,750
Mandalay Resort Group 9.375%, 2/15/2010	2,750,000	3,025,000
MGM Mirage:
8.5%, 9/15/2010	3,800,000	4,137,250
6.625%, 7/15/2015	2,375,000	2,380,937

__________
See footnotes on page 17.

Portfolio of Investments
December 31, 2005

	Principal Amount	Value
Gaming (continued)
Park Place Entertainment 9.375%, 2/15/2007	$2,025,000	$2,113,594
San Pasqual Casino 8%, 9/15/2013*	950,000	969,000
Station Casinos 6.875%, 3/1/2016	1,350,000	1,387,125
		18,407,781
Healthcare Facilities and Supplies 4.0%
Alliance Imaging 7.25%, 12/15/2012	1,925,000	1,612,187
Coventry Health Care 8.125%, 2/15/2002	3,850,000	4,109,875
DaVita 7.25%, 3/15/2015	2,575,000	2,620,063
Fisher Scientific 6.125%, 7/1/2015*	1,235,000	1,241,175
HCA 7.5%, 11/6/2033	900,000	933,764
Healthsouth 8.372%, 10/1/2011	2,700,000	2,760,750
Universal Hospital Services 10.125%, 11/1/2011	3,525,000	3,666,000
		16,943,814
Leisure 2.1%
AMC Entertainment:
9.875%, 2/1/2012	475,000	467,875
8.625%, 8/15/2012	475,000	498,750
Cinemark USA 9%, 2/1/2013	475,000	504,687
Intrawest 7.50%, 10/15/2013	3,525,000	3,586,687
Town Sports International 9.625%, 4/15/2011	3,575,000	3,762,688
		8,820,687
Lodging 1.2%
Felcor Lodging 9%, 6/1/2011	2,625,000	2,887,500
MeriStar Hospitality 9.125%, 1/15/2011	1,900,000	2,080,500
		4,968,000
Metals and Mining 6.2%
AK Steel 7.75%, 6/15/2012	2,100,000	1,905,750
Aleris International 9%, 11/15/2014	450,000	465,750
Earle M. Jorgensen 9.75%, 6/1/2012	3,050,000	3,278,750
Gerdau AmeriSteel 10.375%, 7/15/2011	1,750,000	1,938,125
IMCO Recycling 10.375%, 10/15/2010	1,650,000	1,810,875
Neenah 11%, 9/30/2010*	3,950,000	4,345,000
Novelis 7.25%, 2/15/2015*	2,200,000	2,062,500
Ryerson Tull 8.25%, 12/15/2011	2,000,000	1,955,000
UCAR Finance 10.25%, 2/15/2012	3,475,000	3,687,844
US Steel 10.75%, 8/1/2008	4,275,000	4,745,250
		26,194,844

__________
See footnotes on page 17.

Portfolio of Investments
December 31, 2005

	Principal Amount	Value
Miscellaneous 5.7%
Dow Jones CDX High Yield:
7.25%, 12/29/2010 Series 5-T2*#	$12,500,000	$12,390,625
8.25%, 12/29/2010 Series 5-T3*#	7,000,000	7,035,000
Target Return Index Security Trust Series 2005-1 7.651%, 6/15/2015 VRN*#	4,609,756	4,744,306
		24,169,931
Oil and Gas Producers 0.8%
Chesapeake Energy 7%, 8/15/2014	2,000,000	2,080,000
Whiting Petroleum 7%, 2/1/2014*	1,425,000	1,435,687
		3,515,687
Oil Equipment 0.1%
Ocean Rig 8.375%, 7/1/2013*	450,000	481,500
Paper and Forest Products 2.9%
Bowater 6.5%, 6/15/2013	2,250,000	2,025,000
Buckeye Technologies 8%, 10/15/2010	2,700,000	2,578,500
Caraustar Industries 9.875%, 4/1/2011	2,625,000	2,690,625
Domtar 7.875%, 10/15/2011	950,000	878,750
Jefferson Smurfit 8.25%, 10/1/2012	2,739,000	2,643,135
Newark Group 9.75%, 3/15/2014	1,800,000	1,593,000
		12,409,010
Publishing 2.7%
Dex Media 0% (9%†), 11/15/2013	7,225,000	5,780,000
Houghton Mifflin 9.875%, 2/1/2013	3,325,000	3,570,219
Primedia 8.875%, 5/15/2011	2,250,000	2,086,875
		11,437,094
Rail and Other Transportation 0.7%
Progress Rail Services 7.75%, 4/1/2012*	2,700,000	2,777,625
Restaurants 1.2%
Denny’s 10%, 10/1/2012	1,900,000	1,938,000
Domino’s 8.25%, 7/1/2011	2,995,000	3,144,750
		5,082,750
Satellite 0.7%
Sirius Satellite Radio 9.625%, 8/1/2013*	2,875,000	2,846,250
Services 2.0%
Corrections Corporation America 6.25%, 3/15/2013	1,355,000	1,348,225
Hertz 8.875%, 1/1/2014*	1,900,000	1,945,125
Mobile Mini 9.50%, 7/1/2013	1,250,000	1,379,688
Service Corporation International 7%, 6/15/2017*	2,700,000	2,693,250
Williams Scotsman 8.5%, 10/1/2015	950,000	988,000
		8,354,288

__________
See footnotes on page 17.

Portfolio of Investments
December 31, 2005

	Principal Amount or Shares		Value
Stores 2.1%
Asbury Automotive Group 9%, 6/15/2012	$3,575,000		$ 3,592,875
Central Garden & Pet 9.125%, 2/1/2013	2,675,000		2,835,500
Neiman Marcus Group:
9%, 10/15/2015*	950,000		976,125
10.375%, 10/15/2015*	1,425,000		1,455,281
			8,859,781
Technology 2.7%
Amkor Technology:
9.25%, 2/15/2008	610,000		594,750
10.5%, 5/1/2009	475,000		439,375
IKON Office Solutions 7.75%, 9/15/2015*	3,775,000		3,699,500
STATS ChipPAC 7.5%, 7/19/2010	2,700,000		2,727,000
Viasystems 10.5%, 1/15/2011	1,175,000		1,136,812
Xerox 9.75%, 1/15/2009	2,625,000		2,917,032
			11,514,469
Textile 0.5%
Quiksilver 6.875%, 4/15/2015	2,125,000		2,055,937
Tower 2.0%
American Tower 7.5%, 5/1/2012	3,600,000		3,780,000
SBA Telecommunications 0% (9.75%†), 12/15/2011	4,893,000		4,562,722
			8,342,722
Utilities 3.0%
AES 9.375%, 9/15/2010	6,400,000		7,024,000
Edison Mission Energy 7.73%, 6/15/2009	5,525,000		5,732,187
			12,756,187
Wireless 2.0%
Alamosa Delaware 11%, 7/31/2010	2,125,000		2,406,562
Centennial Communications 8.125%, 2/1/2014	2,590,000		2,641,800
Rural Cellular 9.75%, 1/15/2010	3,325,000		3,374,875
			8,423,237
Total Corporate Bonds (Cost $369,458,967)			375,422,687
Common Stocks 1.0%
Aerospace 0.1%
BE Aerospace**	11,250	shs.	247,500
Building Products 0.0%
Texas Industries	4,500		224,280

__________
See footnotes on page 17.

Portfolio of Investments
December 31, 2005

	Shares	Value
Chemicals 0.0%
Lyondell Chemical	9,250	$220,335
Coal 0.0%
Peabody Energy	2,750	226,655
Communications Equipment 0.0%
Corning**	11,000	216,260
Computers and Peripherals 0.1%
Seagate Technology**	12,000	239,880
Energy 0.0%
Frontier Oil	5,500	206,415
Finance 0.1%
E*TRADE Financial	11,500	239,890
Gaming 0.1%
Station Casinos	3,500	237,300
Medical 0.1%
Biovail	9,750	231,368
Metals and Mining 0.1%
Freeport-McMoRan Copper & Gold (Class B)	4,250	228,650
Oil and Gas Producers 0.0%
Chesapeake Energy	7,000	222,110
Oil Field Machine and Equipment 0.0%
Grant Prideco**	5,000	220,600
Rail and Other Transportation 0.1%
Kansas City Southern**	9,500	232,085
Restaurants 0.1%
Denny’s**	49,500	199,485
Domino’s Pizza	9,250	223,850
		423,335
Tobacco 0.1%
Reynolds American	2,500	238,325
Wireless 0.1%
Rural Cellular**	16,000	233,760
Total Common Stocks (Cost $4,206,749)		4,088,748

__________
See footnotes on page 17.

Portfolio of Investments
December 31, 2005

	Principal Amount	Value
Short-Term Holdings 8.9%
Agency Obligations 5.3%
Fannie Mae 4.15%, 1/3/2006	$14,100,000	$14,096,749
Federal Home Loan Bank 4.0%, 1/4/2006	4,200,000	4,198,600
Freddie Mac 4.1%, 1/24/2006	4,200,000	4,188,998
		22,484,347
Commercial Papers 2.0%
AIG Funding 4.2%, 1/13/2006	4,200,000	4,194,120
General Electric Capital 4.25%, 1/12/2006	4,200,000	4,194,546
		8,388,666
Fixed Time Deposits 1.3%
BNP Paribas, Grand Cayman 4.31%, 1/3/2006	1,117,000	1,117,000
Rabobank Nederland 4.15%, 1/4/2006	4,210,000	4,210,000
		5,327,000
Repurchase Agreement 0.3%
State Street Bank 3.15%, dated 12/30/2005 maturing 1/3/2006 in the amount of $1,052,368 collateralized by $1,052,000 US Treasury Notes 3.25%, due 1/15/2009, with a fair market value of $1,087,036	1,052,000	1,052,000
Total Short-Term Holdings (Cost $37,252,013)		37,252,013
Total Investments (Cost $410,917,729) 99.0%		416,763,448
Other Assets Less Liabilities 1.0%		4,379,464
Net Assets 100.0%		$421,142,912

__________
*	The security may be offered and sold only to a “qualified institutional buyer” under Rule 144A of the Securities Act of 1933.
**	Non-income producing security.
†	Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
#	Credit-linked trust certificates.
VRN - Variable Rate Note. The interest rate disclosed reflects the rate in effect at December 31, 2005
See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investments, at value:
Corporate bonds (cost $369,458,967)	$375,422,687
Common stocks (cost $4,206,749)	4,088,748
Short-term investments (cost $37,252,013)	37,252,013
Total investments (cost $410,917,729)	416,763,448
Cash (includes restricted cash of $4,000)	29,709
Receivable for dividends and interest	7,554,428
Receivable for securities sold	239,540
Receivable for shares of Beneficial Interest sold	101,472
Expenses prepaid to shareholder service agent	71,270
Other	26,552
Total Assets	424,786,419

Liabilities:
Payable for shares of Beneficial Interest repurchased	1,949,059
Dividends payable	1,089,051
Distribution and service fees payable	236,535
Management fee payable	235,732
Accrued expenses and other	133,130
Total Liabilities	3,643,507
Net Assets	$421,142,912

Composition of Net Assets:
Shares of Beneficial Interest, at par (unlimited shares authorized; $0.001 par value; 126,919,100 shares outstanding):
Class A	$56,231
Class B	36,765
Class C	10,174
Class D	21,339
Class I	2,202
Class R	208
Additional paid-in capital	1,867,610,221
Undistributed net investment income	84,989
Accumulated net realized loss	(1,452,524,936)
Net unrealized appreciation of investments	5,845,719
Net Assets	$421,142,912

Net Asset Value Per Share:
Class A ($186,310,836 ÷ 56,231,140 shares)	$3.31	Class D	($70,959,133 ÷ 21,338,473 shares)	$3.33
Class B ($122,052,013 ÷ 36,765,162 shares)	$3.32	Class I	($7,298,713 ÷ 2,202,417 shares)	$3.31
Class C ($33,833,202 ÷ 10,174,059 shares)	$3.33	Class R	($689,015 ÷ 207,849 shares)	$3.31

__________
See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2005

Investment Income:
Interest	$40,867,892
Dividends	233,764
Other income	1,409,710
Total Investment Income	42,511,366
Expenses:
Distribution and service fees	3,454,929
Management fee	3,289,129
Shareholder account services	1,601,014
Shareholders’ meeting expenses	212,763
Registration	121,752
Custody and related services	109,746
Auditing and legal fees	94,693
Shareholder reports and communications	80,352
Directors’ fees and expenses	27,687
Miscellaneous	54,932
Total Expenses	9,046,997
Net Investment Income	33,464,369
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	9,647,552
Net change in unrealized appreciation of investments	(37,514,981)
Net Loss on Investments	(27,867,429)
Increase in Net Assets from Operations	$5,596,940

__________
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Operations:
Net investment income	$33,464,369	$48,594,095
Net realized gain on investments	9,647,552	485,357
Net change in unrealized appreciation of investments	(37,514,981)	(9,176,202)
Increase in Net Assets from Operations	5,596,940	39,903,250

Distributions to Shareholders:
Dividends from net investment income
Class A	(14,248,891)	(17,359,276)
Class B	(10,757,724)	(19,048,076)
Class C	(2,534,363)	(3,778,097)
Class D	(5,379,057)	(7,890,350)
Class I	(497,488)	(481,679)
Class R	(46,846)	(36,617)
Total	(33,464,369)	(48,594,095)
Dividends in excess of net investment income
Class A	(779,599)	(402,543)
Class B	(588,587)	(441,705)
Class C	(138,662)	(87,610)
Class D	(294,304)	(182,968)
Class I	(27,219)	(11,169)
Class R	(2,563)	(849)
Total	(1,830,934)	(1,126,844)
Decrease in Net Assets from Distributions	(35,295,303)	(49,720,939)

Capital Share Transactions:
Net proceeds from sales of shares	25,576,955	37,308,067
Investment of dividends	18,426,740	25,652,341
Exchanged from associated funds	22,483,216	32,527,537
Total	66,486,911	95,487,945
Cost of shares repurchased	(184,941,660)	(195,607,794)
Exchanged into associated funds	(37,117,937)	(45,731,586)
Total	(222,059,597)	(241,339,380)
Decrease in Net Assets from Capital Share Transactions	(155,572,686)	(145,851,435)

Decrease in Net Assets	(185,271,049)	(155,669,124)
Net Assets:
Beginning of year	606,413,961	762,083,085
End of Year (includes undistributed (dividends in excess of) net investment income of $84,989 and $(1,312,800), respectively)	$421,142,912	$606,413,961

__________
See Notes to Financial Statements.

Notes to Financial Statements

1.
Multiple Classes of Shares — Seligman High-Yield Fund (the “Fund”) is a series of Seligman High Income Fund Series (the “Series”). On October 24, 2005, the Fund changed its name from Seligman High-Yield Bond Series. The Fund offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but in the event of a plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within eighteen months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.
Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Fixed income securities not listed on an exchange or security market are valued by independent pricing services based on bid prices, which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations pro-

Notes to Financial Statements

vided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.
Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund amortizes discount and premium on portfolio securities for financial reporting purposes.

d.
Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2005, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates.

g.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.
Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Series who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets and 0.55% per annum of the Fund’s average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets.

For the year ended December 31, 2005, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares, and an affiliate of the Manager, received concessions of $13,581 from sales of Class A shares. Commissions of $97,790 and $13,457 were paid to dealers from sales of Class A and Class C shares, respectively.

Notes to Financial Statements

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2005, fees incurred under the Plan aggregated $502,622 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the year ended December 31, 2005, amounted to $2,599.

For the year ended December 31, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares, amounted to $1,697,121, $401,278, $850,430, and $3,478, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A , Class C, Class D and Class R shares. For the year ended December 31, 2005, such charges amounted to $38,925. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2005, Seligman Services, Inc. received commissions of $3,306 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $22,620, pursuant to the Plan.

For the year ended December 31, 2005, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $1,601,014 for shareholder account services in accordance with a methodology approved by the Fund’s trustees. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Notes to Financial Statements

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2005, the Series’ potential obligation under the Guaranties is $394,800. As of December 31, 2005, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in trustees’ fees and expenses, and the accumulated balance thereof at December 31, 2005, of $24,507 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. This accumulated balance was paid to the participating director in January 2006.

4.
Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2005, the Fund did not borrow from the credit facility.

5.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2005, amounted to $387,235,525 and $567,201,542, respectively.

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2005, the cost of investments for federal income tax purposes was $412,257,626. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $260,334 and the amortization of premium for financial reporting purposes of $1,079,563.

Notes to Financial Statements

At December 31, 2005, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$10,508,285
Gross unrealized depreciation of portfolio securities	(6,002,463)
Net unrealized appreciation of portfolio securities	4,505,822
Capital loss carryforwards	(1,449,160,150)
Timing differences (post October losses)	(3,104,451)
Undistributed income	1,189,059
Total accumulated losses	$(1,446,569,720)

At December 31, 2005, the Fund had net capital loss carryforwards for federal income tax purposes of $1,449,160,150, which are available for offset against future taxable net capital gains, with $79,049,643 expiring in 2007, $255,659,981 expiring in 2008, $668,622,539 expiring in 2009, $444,283,739 expiring in 2010, and $1,544,248 expiring in 2012. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There can be no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire.

In addition, the Fund elected to defer to January 1, 2006, the recognition for tax purposes of net losses of $3,104,451 realized on sales of investments after October 31, 2005. These losses will be available to offset future taxable net gains.

For the years ended December 31, 2005 and 2004, all of the distributions to shareholders were from ordinary income.

7.
Transactions in Shares of Beneficial Interest — The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Year Ended December 31,
	2005		2004
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	5,153,980	$17,463,985	6,970,061	$24,300,202
Investment of dividends	2,287,576	7,765,791	2,679,139	9,278,265
Exchanged from associated funds	4,420,651	14,857,283	6,850,834	23,699,984
Conversion from Class B*	11,037,080	37,511,622	5,156,128	17,770,888
Total	22,899,287	77,598,681	21,656,162	75,049,339
Cost of shares repurchased	(22,939,945)	(77,879,047)	(20,375,894)	(70,767,341)
Exchanged into associated funds	(7,239,469)	(24,670,382)	(7,964,360)	(27,599,893)
Total	(30,179,414)	(102,549,429)	(28,340,254)	(98,367,234)
Decrease	(7,280,127)	$(24,950,748)	(6,684,092)	$(23,317,895)

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	376,852	$1,285,893	981,042	$3,427,329
Investment of dividends	1,520,848	5,180,643	2,586,426	8,978,336
Exchanged from associated funds	1,167,107	3,997,570	1,482,105	5,149,932
Total	3,064,807	10,464,106	5,049,573	17,555,597
Cost of shares repurchased	(17,840,995)	(60,865,088)	(21,273,936)	(73,910,560)
Exchanged into associated funds	(2,351,869)	(8,045,185)	(3,576,498)	(12,429,316)
Conversion to Class A*	(11,000,238)	(37,450,772)	(5,137,476)	(17,747,493)
Total	(31,193,102)	(106,361,045)	(29,987,910)	(104,087,369)
Decrease	(28,128,295)	$(95,896,939)	(24,938,337)	$(86,531,772)

__________
See footnote on page 26.

Notes to Financial Statements

	Year Ended December 31,
	2005		2004
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	594,687	$2,039,878	1,158,719	$4,083,443
Investment of dividends	433,332	1,477,242	626,767	2,177,803
Exchanged from associated funds	612,817	2,072,364	350,697	1,225,061
Total	1,640,836	5,589,484	2,136,183	7,486,307
Cost of shares repurchased	(4,403,553)	(14,998,995)	(4,538,222)	(15,763,557)
Exchanged into associated funds	(694,254)	(2,356,021)	(795,234)	(2,769,302)
Total	(5,097,807)	(17,355,016)	(5,333,456)	(18,532,859)
Decrease	(3,456,971)	$(11,765,532)	(3,197,273)	$(11,046,552)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	854,043	$2,918,070	883,302	$3,072,468
Investment of dividends	1,007,293	3,432,128	1,350,531	4,693,220
Exchanged from associated funds	450,756	1,555,980	687,056	2,410,932
Total	2,312,092	7,906,178	2,920,889	10,176,620
Cost of shares repurchased	(8,797,255)	(30,007,302)	(9,776,462)	(34,014,496)
Exchanged into associated funds	(604,234)	(2,046,254)	(847,479)	(2,933,075)
Total	(9,401,489)	(32,053,556)	(10,623,941)	(36,947,571)
Decrease	(7,089,397)	$(24,147,378)	(7,703,052)	$(26,770,951)

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	378,823	$1,280,944	481,981	$1,683,385
Investment of dividends	153,917	521,617	141,815	490,350
Total	532,740	1,802,561	623,796	2,173,735
Cost of shares repurchased	(182,310)	(622,301)	(315,154)	(1,074,498)
Increase	350,430	$1,180,260	308,642	$1,099,237

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	155,523	$527,335	205,237	$717,845
Investment of dividends	14,545	49,319	10,004	34,367
Exchanged from associated funds	5	19	11,894	41,628
Total	170,073	576,673	227,135	793,840
Cost of shares repurchased	(167,444)	(568,927)	(22,356)	(77,342)
Exchanged into associated funds	(27)	(95)	—	—
Total	(167,471)	(569,022)	(22,356)	(77,342)
Increase	2,602	$7,651	204,779	$716,498

__________
*
Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

8.
Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

Notes to Financial Statements

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman High-Yield Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total Return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A
	Year Ended December 31,
	2005	2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$3.51	$3.55		$3.16	$3.69	$4.99
Income (Loss) from Investment Operations:
Net investment income	0.24	0.27		0.26	0.28	0.47
Net realized and unrealized gain (loss) on investments	(0.19)	(0.04)		0.40	(0.47)	(1.21)
Total from Investment Operations	0.05	0.23		0.66	(0.19)	(0.74)
Less Distributions:
Dividends from net investment income	(0.24)	(0.27)		(0.26)	(0.28)	(0.47)
Dividends in excess of net investment income	(0.01)	—	ø	(0.01)	—	—
Return of capital	—	—		—	(0.06)	(0.09)
Total Distributions	(0.25)	(0.27)		(0.27)	(0.34)	(0.56)
Net Asset Value, End of Year	$3.31	$3.51		$3.55	$3.16	$3.69
Total Return	1.57%	7.03%		21.84%	(5.35)%	(15.91)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$186,311	$222,827		$248,869	$254,191	$360,394
Ratio of expenses to average net assets	1.36%	1.28%		1.30%	1.31%	1.16%
Ratio of net investment income to average net assets	7.05%	7.78%		7.88%	8.53%	10.61%
Portfolio turnover rate	79.90%	53.38%		141.00%	117.82%	53.04%

__________
See footnotes on page 33.

Financial Highlights

Class B

	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$3.52	$3.55	$3.17	$3.70	$5.00
Income (Loss) from Investment Operations:
Net investment income	0.21	0.24	0.24	0.26	0.43
Net realized and unrealized gain (loss) on investments	(0.18)	(0.02)	0.39	(0.48)	(1.21)
Total from Investment Operations	0.03	0.22	0.63	(0.22)	(0.78)
Less Distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.24)	(0.25)	(0.43)
Dividends in excess of net investment income	(0.02)	(0.01)	(0.01)	—	—
Return of capital	—	—	—	(0.06)	(0.09)
Total Distributions	(0.23)	(0.25)	(0.25)	(0.31)	(0.52)
Net Asset Value, End of Year	$3.32	$3.52	$3.55	$3.17	$3.70
Total Return	0.84%	6.53%	20.64%	(6.07)%	(16.58)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$122,052	$228,229	$319,267	$326,688	$483,041
Ratio of expenses to average net assets	2.11%	2.03%	2.05%	2.06%	1.91%
Ratio of net investment income to average net assets	6.30%	7.03%	7.13%	7.78%	9.86%
Portfolio turnover rate	79.90%	53.38%	141.00%	117.82%	53.04%

__________
See footnotes on page 33.

Financial Highlights

Class C

	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$3.52	$3.56	$3.17	$3.70	$5.00
Income (Loss) from Investment Operations:
Net investment income	0.21	0.24	0.24	0.26	0.43
Net realized and unrealized gain (loss) on investments	(0.17)	(0.03)	0.40	(0.48)	(1.21)
Total from Investment Operations	0.04	(0.21)	0.64	(0.22)	(0.78)
Less Distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.24)	(0.25)	(0.43)
Dividends in excess of net
investment income	(0.02)	(0.01)	(0.01)	—	—
Return of capital	—	—	—	(0.06)	(0.09)
Total Distributions	(0.23)	(0.25)	(0.25)	(0.31)	(0.52)
Net Asset Value, End of Year	$3.33	$3.52	$3.56	$3.17	$3.70
Total Return	1.13%	6.22%	20.98%	(6.08)%	(16.59)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$33,833	$48,012	$59,892	$52,709	$78,721
Ratio of expenses to average net assets	2.11%	2.03%	2.05%	2.06%	1.91%
Ratio of net investment income to average net assets	6.30%	7.03%	7.13%	7.78%	9.86%
Portfolio turnover rate	79.90%	53.38%	141.00%	117.82%	53.04%

__________
See footnotes on page 33.

Financial Highlights

Class D

	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$3.52	$3.56	$3.17	$3.70	$5.00
Income (Loss) from Investment Operations:
Net investment income	0.21	0.24	0.24	0.26	0.43
Net realized and unrealized gain (loss) on investments	(0.17)	(0.03)	0.40	(0.48)	(1.21)
Total from Investment Operations	0.04	0.21	0.64	(0.22)	(0.78)
Less Distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.24)	(0.25)	(0.43)
Dividends in excess of net investment income	(0.02)	(0.01)	(0.01)	—	—
Return of capital	—	—	—	(0.06)	(0.09)
Total Distributions	(0.23)	(0.25)	(0.25)	(0.31)	(0.52)
Net Asset Value, End of Year	$3.33	$3.52	$3.56	$3.17	$3.70
Total Return	1.13%	6.22%	20.98%	(6.08)%	(16.59)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$70,959	$100,125	$128,582	$135,595	$217,133
Ratio of expenses to average net assets	2.11%	2.03%	2.05%	2.06%	1.91%
Ratio of net investment income to average net assets	6.30%	7.03%	7.13%	7.78%	9.86%
Portfolio turnover rate	79.90%	53.38%	141.00%	117.82%	53.04%

__________
See footnotes on page 33.

Financial Highlights

Class I

	Year Ended December 31,
	2005	2004		2003	2002	11/30/01 to 12/31/01	*
Per Share Data:
Net Asset Value, Beginning of Period	$3.51	$3.55		$3.16	$3.69	$3.77
Income (Loss) from Investment Operations:
Net investment income	0.25	0.29		0.28	0.29	0.02
Net realized and unrealized gain (loss) on investments	(0.18)	(0.04)		0.40	(0.47)	(0.05)
Total from Investment Operations	0.07	0.25		0.68	(0.18)	(0.03)
Less Distributions:
Dividends from net investment income	(0.25)	(0.29)		(0.28)	(0.29)	(0.01)
Dividends in excess of net investment income	(0.02)	—	ø	(0.01)	—	—
Return of capital	—	—		—	(0.06)	(0.04)
Total Distributions	(0.27)	(0.29)		(0.29)	(0.35)	(0.05)
Net Asset Value, End of Period	$3.31	$3.51		$3.55	$3.16	$3.69
Total Return	2.01%	7.46%		22.38%	(5.02)%	(0.91)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$7,299	$6,500		$5,472	$3,085	$53
Ratio of expenses to average net assets	0.91%	0.85%		0.95%	0.93%	0.78	%†
Ratio of net investment income to average net assets	7.50%	8.21%		8.23%	8.91%	11.48	%†
Portfolio turnover rate	79.90%	53.38%		141.00%	117.82%	53.04	%**
Without expense reimbursement:‡‡
Ratio of expenses to average net assets	—	—		—	0.98%	1.43	%†
Ratio of net investment income to average net assets	—	—		—	8.86%	10.83	%†

__________
See footnotes on page 33.

Financial Highlights

Class R

	Year Ended December 31,		4/30/03	*
	2005	2004	to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$3.51	$3.55	$3.37
Income (Loss) from Investment Operations:
Net investment income	0.23	0.25	0.17
Net realized and unrealized gain (loss) on investments	(0.19)	(0.02)	0.19
Total from Investment Operations	0.04	0.23	0.36
Less Distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.17)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.01)
Total Distributions	(0.24)	(0.27)	(0.18)
Net Asset Value, End of Period	$3.31	$3.51	$3.55
Total Return	1.32%	6.76%	10.99%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$689	$720	$2
Ratio of expenses to average net assets	1.61%	1.53%	1.56	%†
Ratio of net investment income to average net assets	6.80%	7.53%	7.64	%†
Portfolio turnover rate	79.90%	53.38%	141.00	%‡

__________
†	Annualized.
*	Commencement of offering of shares.
**	For the year ended December 31, 2001.
‡	For the year ended December 31, 2003.
‡‡	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
ø	Less than + or - $0.01
See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Trustees and Shareholders,
Seligman High-Yield Fund of
Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman High-Yield Fund (formerly Seligman High-Yield Bond Series), one of the funds constituting Seligman High Income Fund Series (the “Fund”) as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Fund of Seligman High Income Fund Series as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 24, 2006

Proxy Results

Shareholders of Seligman High-Yield Fund (the “Fund”) voted on the following proposals at the special shareholders meeting on October 24, 2005. The description of each proposal and number of shares voted are as follows:

Proposal 1
To elect a Board of Trustees (shareholders of the Fund and Seligman U.S. Government Securities Fund voted together for each nominee):

	In Favor of Election	Withhold Authority to Vote
Robert B. Catell	83,446,111.879	3,465,663.748
John R. Galvin	84,124,533.879	2,787,241.748
Alice S. Ilchman	84,144,318.471	2,767,457.156
Frank A. McPherson	84,132,951.404	2,778,824.223
Betsy S. Michel	84,136,932.156	2,774,843.471
William C. Morris	84,159,525.955	2,752,249.672
Leroy C. Richie	84,168,530.962	2,743,244.665
Robert L. Shafer	84,103,036.171	2,808,739.456
James N. Whitson	84,164,572.235	2,747,203.392
Brian T. Zino	84,162,185.207	2,749,590.420

Proposal 2
To ratify the selection of Deloitte & Touche LLP as independent auditors for the Fund for 2005 (shareholders of the Fund and Seligman U.S. Government Securities Fund voted together):

For Ratification	Against Ratification	Abstain
83,543,740.567	986,008.184	2,382,026.876

Proposal 5(a)
To amend the Fund’s investment objective:

For Approval	Against Approval	Abstain	Broker Non-Votes
56,995,059.779	2,247,805.647	2,812,437.976	18,343,378.000

Proposal 5(b)
To eliminate the Fund’s fundamental policy regarding investment in bonds:

For Approval	Against Approval	Abstain	Broker Non-Votes
55,610,719.638	3,468,687.913	2,975,895.851	18,343,378.000

Proposal 6(a)
To amend the Fund’s fundamental restriction regarding investments in commodities:

For Approval	Against Approval	Abstain	Broker Non-Votes
54,948,003.859	4,230,568.769	2,876,730.774	18,343,378.000

Proposal 6(b)
To amend the Fund’s fundamental restriction regarding the purchase of securities on margin:

For Approval	Against Approval	Abstain	Broker Non-Votes
54,472,260.573	4,674,870.589	2,908,172.240	18,343,378.000

Proxy Results (continued)

Proposal 6(c)
To amend the Fund’s fundamental restriction regarding borrowing:

For Approval	Against Approval	Abstain	Broker Non-Votes
54,638,099.430	4,475,800.907	2,941,403.065	18,343,378.000

Proposal 6(d)
To amend the Fund’s fundamental restriction regarding lending:

For Approval	Against Approval	Abstain	Broker Non-Votes
54,962,469.720	4,049,132.006	3,043,701.676	18,343,378.000

Proposal 6(e)
To amend the Fund’s fundamental restriction regarding underwriting:

For Approval	Against Approval	Abstain	Broker Non-Votes
55,342,425.139	3,648,997.317	3,063,880.946	18,343,378.000

Proposal 6(f )
To amend the Fund’s fundamental restriction regarding the purchase or sales of real estate:

For Approval	Against Approval	Abstain	Broker Non-Votes
55,923,130.991	3,321,136.567	2,811,035.844	18,343,378.000

Proposal 6(g)
To amend the Fund’s fundamental restriction regarding diversification:

For Approval	Against Approval	Abstain	Broker Non-Votes
56,010,603.736	3,276,031.791	2,768,667.875	18,343,378.000

Proposal 6(h)
To amend the Fund’s fundamental restriction regarding industry concentration:

For Approval	Against Approval	Abstain	Broker Non-Votes
55,780,823.861	3,399,640.498	2,874,839.043	18,343,378.000

Proposal 6(i)
To eliminate the Fund’s fundamental restriction regarding short sales:

For Approval	Against Approval	Abstain	Broker Non-Votes
54,736,038.907	4,411,296.374	2,907,968.121	18,343,378.000

Proposal 6(j)
To eliminate the Fund’s fundamental restriction regarding control or management of any company:

For Approval	Against Approval	Abstain	Broker Non-Votes
55,082,250.989	4,037,861.921	2,935,190.492	18,343,378.000

Proposal 6(k)
To eliminate the Fund’s fundamental restriction regarding transactions in options:

For Approval	Against Approval	Abstain	Broker Non-Votes
54,775,842.098	4,448,505.324	2,830,955.980	18,343,378.000

Proxy Results (continued)

Proposal 6(l)
To eliminate the Fund’s fundamental restriction regarding investments in other investment companies:

For Approval	Against Approval	Abstain	Broker Non-Votes
55,573,792.464	3,608,598.449	2,872,912.489	18,343,378.000

Proposal 6(m)
To eliminate the Fund’s fundamental restriction regarding unseasoned companies:

For Approval	Against Approval	Abstain	Broker Non-Votes
54,646,819.733	4,458,516.500	2,949,967.169	18,343,378.000

Proposal 6(n)
To eliminate the Fund’s fundamental restriction regarding mortgages and pledges:

For Approval	Against Approval	Abstain	Broker Non-Votes
55,164,810.172	4,083,162.579	2,807,330.651	18,343,378.000

Note: Proposals 3 and 4 related solely to Seligman U.S. Government Securities Fund.

Matters Relating to the Trustees’
Consideration of the Continuance of the Management Agreement

The trustees of Seligman High Income Fund Series (the “Series”), of which the Fund is a separate series, unanimously approved the continuance of the Management Agreement with the Manager in respect of the Fund at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the trustees, the trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the trustees reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent trustees also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determination with respect to the continuance of the Management Agreement, the trustees considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors/and or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The trustees noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The trustees also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects these economies of scale for the benefit of investors;

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund;

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationship to the Fund;

11.	information about fees charged by the Manager to another client with similar investment objectives;

12.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

13.	the terms of the Management Agreement.

Matters Relating to the Trustees’
Consideration of the Continuance of the Management Agreement

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and trustees attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the trustees’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the trustees.

Nature, Extent and Quality of Services Provided by the Manager

The trustees noted that, under the Management Agreement, the Manager, subject to the control of the trustees, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of trustees of the Series who are employees or consultants of the Manager and of the officers and employees of the Series, including the Fund’s chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The trustees considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The trustees considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the trustees had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the trustees on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the trustees' special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the trustees’ special

Matters Relating to the Trustees’
Consideration of the Continuance of the Management Agreement

counsel and other experienced counsel independent of the Manager, the independent trustees concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the trustees, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the trustees included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The trustees also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The trustees reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The trustees recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The trustees focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The trustees also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The trustees recognized that the Manager’s profitability would be somewhat lower if its affiliates did not receive the benefit described above. The trustees noted that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information received by the trustees for the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. The trustees reviewed information showing performance of the Fund compared to other funds in the Lipper High-Yield Funds Average over the one-, three-, five- and ten-year periods ended September 30, 2005, and for each calendar year in the 2000-to-2004 period and for the first nine months of 2005, and compared to the Citigroup High-Yield Market Index and a group of 13 competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period,

Matters Relating to the Trustees’
Consideration of the Continuance of the Management Agreement

and for the first nine months of 2005. The comparative information showed that the Fund’s investment results were below the Lipper average, the index and the competitor average in all periods, but showed substantial improvement in the first nine months of 2005, when the Fund’s results lagged each benchmark by only small amounts. The trustees also noted that the Fund’s Lipper ranking had improved significantly in the one-year period and was only slightly below median. The Manager noted that a new portfolio manager had been hired early in 2005. The Manager further explained that long-term results had been adversely affected by an industry weighting decision by a former portfolio manager for the Fund in the period from 2000-2001, as previously discussed with the Board. The Manager added that the Fund may historically have been disadvantaged in its Lipper category by the fact that its principal objective was maximum current income, whereas he believed that many of the funds in the category sought capital appreciation as well as income. The Manager noted that the trustees had approved new principal investment strategies for the Fund in August 2005, that shareholders had subsequently approved a change to the Fund’s investment objective to allow the portfolio manager to consider the potential for capital appreciation, and that these changes had taken effect in October 2005. The Board considered the steps that the Manager had taken in recent times to address the Fund’s investment performance and concluded that they were satisfied that the Manager was addressing their concerns and retained confidence in the Manager’s capabilities to manage the Fund.

Managements Fees and Other Expenses

The trustees considered the management fee rate paid by the Fund to the Manager. The trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Fund’s peer group consisted of 37 funds in the Lipper High Current Yield Fund category having between $250 million and $3 billion of average net assets attributable to Class A shares in their most recent fiscal year. The information showed that the Fund’s current effective management fee rate of 0.65% was comparable to, though slightly higher than, the average and the median for the funds in the peer group.

The trustees also considered the fees the Manager charges another client with investment objectives similar to the Fund. One of the Manager’s other clients is an unregistered investment company whose shares are sold primarily outside the United States. The fee rates charged to that company are higher than those charged to the Fund.

The trustees also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the trustees noted the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the trustees noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The trustees also noted that the Fund’s expense ratio was considerably higher than the median and the average for its peer group, although it was not the highest in the peer group. The Manager explained that the Fund’s relatively high expenses were attributable in part to costs of services provided by SDC and that the Fund was small relative to the funds in its peer group and that this adversely affected its expense ratio. The trustees concluded that the Fund’s expense ratio was acceptable in the Fund’s particular circumstances.

Matters Relating to the Trustees’
Consideration of the Continuance of the Management Agreement

Economies of Scale

The trustees noted that the management fee schedule for the Fund does contain breakpoints that reduce the fee rate on assets above specified levels although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year. The trustees recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The trustees also noted that the advisory agreements for many competitor funds do not have breakpoints at all and that, in any event, the Fund has not benefited from significant net sales in recent times. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman High-Yield Fund is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (76)[1,3] • Trustee: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance); and Trustee, Institute for Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Trustee: 1991 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Fellowship (internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save the Children (nonprofit child assistance organization). From January 1996 until December 2000, Chairman, The Rockefeller Foundation (charitable foundation). From September 1987 until September 1997, Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Trustee: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (63)[1,3] • Trustee: 1984 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

____________________
See footnotes on page 46.

Trustees and Officers
Independent Trustees (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Leroy C. Richie (64)[1,3] • Trustee: 2000 to Date • Oversees 57 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3] • Trustee: 1984 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Trustee: 1993 to Date • Oversees 58 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television network).

____________________
See footnotes on page 46.

Trustees and Officers
Interested Trustees and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (67)* • Trustee and Chairman of the Board: 1999 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)* • Trustee: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 57 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds†; Director or Trustee of each of the investment companies of the Seligman Group of Funds (with the exception of Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

J. Eric Misenheimer (48) • Vice President and Portfolio Manager: April 2005 to Date
Managing Director, J. & W. Seligman & Co. Incorporated and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Formerly, Senior Vice President, Director of Taxable High Yield Fixed Income Investing, Northern Trust Global Investments.

Thomas G. Rose (48) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

__________
See footnotes on page 46.

Trustees and Officers
Interested Trustees and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (49) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Frank J. Nasta (41) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

__________
ø
The address for each of the trustees and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Trustees.

†	The Seligman Group of Funds consists of 24 registered investment companies.
*
Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Trustee Nominating Committee
3 Board Operations Committee

Required Federal Income Tax
Information (unaudited)

Dividends paid for the year ended December 31, 2005 are subject to federal income tax as “ordinary income.” In order to claim the dividends received deduction for these distributions, corporate shareholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date. Under the Internal Revenue Code, the dividends paid to corporate shareholders that qualify for the dividends received deduction were as follows:

Dividends Received Deduction Percent
Class A	0.64
Class B	0.68
Class C	0.69
Class D	0.69
Class I	0.58
Class R	0.66

For the year ended December 31, 2005, the Fund designates the following as qualified dividends to individual shareholders:

Qualified Dividends Percent
Class A	0.64
Class B	0.68
Class C	0.69
Class D	0.69
Class I	0.58
Class R	0.66

In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date

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Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman High-Yield Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

__________
[1]
These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

END OF ANNUAL REPORT

TXHY2 12/05

Seligman U.S. Government Securities Fund

Annual Report
December 31, 2005
Seeking HIgh Current Income by Investing in US Government Securities

Seligman
142 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents
To The Shareholders	1
Interview With Your Portfolio Manager	2
Performance and Portfolio Overview	4
Understanding and Comparing Your Fund’s Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Notes to Financial Statements	12
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	24
Proxy Results	25
Matters Relating to the Trustees’ Consideration of the Continuance of the Management Agreement	28
Trustees and Officers	33
Additional Fund Information	37

To The Shareholders

Your annual shareholder report for Seligman U.S. Government Securities Fund follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

During the year ended December 31, 2005, Seligman U.S. Government Securities Fund delivered a flat total return of 0.00% based on the net asset value of Class A shares. During the same time, the Lipper General US Government Bond Funds Average returned 2.07% and the Lehman Brothers Government Bond Index returned 2.65%.

On October 24, 2005, the Fund held a Special Meeting of Shareholders. Complete results of the vote appear on page 25 of this report. As a result of the vote, the Fund’s name was changed from Seligman U.S. Government Securities Series to Seligman U.S. Government Securities Fund.

We thank you for your continued support of Seligman U.S. Government Securities Fund and look forward to serving your investment needs for many years to come.

By order of the Trustees,

William C. Morris
Chairman

Brian T. Zino
President

February 22, 2006

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017
Important Telephone Numbers
(800) 221-2450  Shareholder Services
(800) 445-1777  Retirement Plan Services
(212) 682-7600  Outside the United States
(800) 622-4597  24-Hour Automated
Telephone Access Service

General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	General Counsel Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm Deloitte & Touche LLP

1

Interview With Your Portfolio Manager
Christopher J. Mahony

Q:	How did Seligman U.S. Government Securities Fund perform for the year ended December 31, 2005?

A:
During the year ended December 31, 2005, Seligman U.S. Government Securities Fund delivered a total return of 0.00% based on the net asset value of Class A shares. During the same time, the Lipper General US Government Bond Funds Average returned 2.07% and the Lehman Brothers Government Bond Index returned 2.65%. The Fund’s income was offset by principal loss, producing a flat total return.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:
The US Federal Reserve Board continued to raise short-term interest rates in 2005 — nearly doubling the Fed’s overnight rate from 2.25% at the beginning of the year to 4.25% at year-end. Federal Reserve Board rate increases typically push yields higher across the yield curve.

In 2005, however, longer-term interest rates remained relatively stable and yields for very long-term (30-year) government bonds actually fell. For much of the year, the yield curve was generally flat (i.e., long- and short-term bonds were paying about the same yield), and there was even some inversion of the yield curve for a time (i.e., shorter-term bonds were paying more yield than longer-term bonds).

This unusual situation was primarily the result of high foreign investment in US bonds, which kept prices for US bonds high and yields low. So while the Federal Reserve Board was putting upward yield pressure on the short end of the market, longer-term bonds experienced the counter pressure of high demand.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:
The Fund was defensively positioned for a rising interest rate environment in 2005. We had correctly anticipated that the US Fed would continue to raise short-term interest rates. (The Fed’s policy of raising the federal funds rate has continued thus far in 2006. On January 31, the Fed raised rates another 25 basis points to 4.50%.) As we have discussed, this would typically push rates higher across the yield curve. In 2005 this did not occur, and the Fund’s returns were diminished by its focus on primarily shorter-term bonds. These bonds generally experienced moderately rising yields and, thus, moderately falling prices. Bonds at the longest end of the yield curve were the only ones to experience any capital appreciation during the year. In 2005, the Fund had less exposure to longer-term bonds than did its benchmark, the Lehman Brothers Government Bond Index. This

A TEAM APPROACH

Seligman U.S. Government Securities Fund is managed by Seligman’s Investment-Grade Team.The team is led by Christopher Mahony, who is assisted in the management of the Fund by seasoned research professionals who identify debt securities issued or guaranteed by the US government, its agencies or instrumentalities, or a government sponsored enterprise in order to seek a high level of current income consistent with prudent investment risk. Team members include Paul Pertusi and Sau Lin Wu (trader).

2

Interview With Your Portfolio Manager
Christopher J. Mahony

hurt the Fund’s returns relative to the Index in 2005.

In October 2005, the Fund gained some flexibility when shareholders approved the elimination of a fundamental investment strategy. The Fund is now permitted to invest more than 20% of its net assets in securities issued by US government agencies and government-sponsored enterprises that are not backed by the full faith and credit of the US government.

In the past, the Fund had primarily sought additional yield in Ginnie Mae CMOs (collateralized mortgage obligations), which are agency securities backed by the full faith and credit of the US government. With the elimination of this investment restriction in October, the Fund was able to pursue more opportunities in agency securities such as Fannie Mae and Freddie Mac. While these securities still offer high credit quality, they offer additional yield because they are not backed by the full faith and credit of the US government. The Fund now has the flexibility to achieve a greater balance of government securities and to pursue what we believe are the best current opportunities in US government securities.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

3

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman U.S. Government Securities Fund (the “Fund”) and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to a $10,000 investment made in the Lehman Brothers Government Bond Index for the 10-year period ended December 31, 2005. The performance of Class B, Class C and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class B, Class C, and Class R shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Lehman Brothers Government Bond Index excludes the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

__________
[1]
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

4

Performance and Portfolio Overview

Investment Results
Total Returns
For Periods Ended December 31, 2005

		Average Annual
	Six Months *	One Year	Five Years	Ten Years	Class B Since Inception 1/1/97		Class C Since Inception 5/27/99	Class R Since Inception 4/30/03
Class A
With Sales Charge	(6.04)%	(4.69)%	2.54%	3.70%	n/a		n/a	n/a
Without Sales Charge	(1.40)	—	3.53	4.21	n/a		n/a	n/a
Class B
With CDSC†	(6.77)	(5.73)	n/a	n/a	n/a		n/a	n/a
Without CDSC	(1.92)	(0.88)	2.73	n/a	4.00%	‡	n/a	n/a
Class C
With Sales Charge and CDSC††	(3.83)	(2.67)	2.55	n/a	n/a		3.39%	n/a
Without Sales Charge and CDSC	(1.92)	(0.74)	2.76	n/a	n/a		3.55	n/a
Class D
With 1% CDSC	(2.89)	(1.71)	n/a	n/a	n/a		n/a	n/a
Without CDSC	(1.92)	(0.74)	2.76	3.42	n/a		n/a	n/a
Class R
With 1% CDSC	(2.64)	(1.23)	n/a	n/a	n/a		n/a	n/a
Without CDSC	(1.67)	(0.25)	n/a	n/a	n/a		n/a	0.19%
Lehman Brothers Government Bond Index**	(0.27)	2.65	5.39	5.94	6.30#		6.02	2.60
Lipper General US Government Funds Average**	(0.65)	2.07	4.50	4.99	5.36#	#	5.06	3.04

__________
See footnotes on page 6.

5

Performance and Portfolio Overview

Net Asset Value Per Share
	12/31/05	6/30/05	12/31/04
Class A	$6.89	$7.09	$7.10
Class B	6.90	7.11	7.12
Class C	6.90	7.11	7.11
Class D	6.90	7.11	7.11
Class R	6.89	7.10	7.10

Dividends Per Share and Yield Information For the Year Ended December 31, 2005
Dividends Paidø	SEC 30-Day Yieldsøø
$0.210	3.13%
0.158	2.53
0.158	2.46
0.158	2.50
0.192	3.00

Weighted Average Maturity 15.9 years

__________
*	Returns for periods of less than one year are not annualized.

**
The Lehman Brothers Government Bond Index (the “Lehman Index”) and the Lipper General US Government Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of dividends and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lipper Average includes funds that invest at least 65% of its assets in US government and government agency issues. The Lehman Index is a benchmark index made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and 20+ Year Treasury Index. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less, and 2% for the five-year period.

††	The CDSC is 1% for periods up to 18 months.

‡	Returns from inception for Class B shares reflect automatic conversion to Class A shares approximately eight years after inception date.
ø	Represents per share amount paid or declared for the year ended December 31, 2005.
øø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2005, has been computed in accordance with SEC regulations and will vary.
#	From December 31, 1996
##	From January 2, 1997

Composition of Net Assets

	Percent of Portfolio
	12/31/05	12/31/04
US Treasury	27.4	6.8
Other US Full Faith and Credit Obligations	45.5	83.3
Agency Obligations	15.1	6.6
Short-Term Holding and Other Assets Less Liabilities	12.0	3.3
Total	100.0	100.0

6

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2005 and held for the entire six-month period ended December 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/05	Annualized Expense Ratio*	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05
Class A	$1,000.00	1.61%	$986.00	$ 8.12	$1,017.09	$ 8.19
Class B	1,000.00	2.40	980.80	12.05	1,013.11	12.18
Class C	1,000.00	2.40	980.80	12.05	1,013.11	12.18
Class D	1,000.00	2.38	980.80	12.04	1,013.11	12.08
Class R	1,000.00	1.84	983.30	9.26	1,015.93	9.35

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*
Expenses of Class B, Class C, Class D and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**
Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2005 to December 31, 2005, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

7

Portfolio of Investments
December 31, 2005

	Principal Amount	Value
US Full Faith and Credit Obligations 72.9%
US Treasury Notes:
4.25%, 10/31/2007	$10,800,000	$10,771,736
4.375%, 12/15/2010	145,000	145,159
4.5%, 11/15/2015	1,425,000	1,437,135
US Treasury Bonds 5.375%, 2/15/2031	7,560,000	8,494,371
Ginnie Mae:
5%, 1/20/2014*	2,477,720	2,469,172
5%, 5/20/2025	3,350,000	3,263,627
4%, 12/16/2028*	2,112,421	2,078,632
5%, 5/20/2029	500,000	495,684
5%, 7/20/2032	3,400,000	3,361,366
3.625%, 4/16/2033*	3,714,967	3,437,501
5.5%, 10/20/2033	5,000,000	4,999,501
4%, 1/20/2034*	1,599,545	1,535,938
5.5%, 8/20/2035*	5,857,484	5,881,364
Overseas Private Investment 5.142%, 12/15/2023	2,000,000	2,054,434
Private Export Funding 4.55%, 5/15/2015	2,000,000	1,961,620
Small Business Administration 5.199%, 8/1/2012*	1,463,618	1,476,519
US Trade Funding 4.26%, 11/15/2014	1,650,125	1,617,329
Total US Full Faith and Credit Obligations (Cost $56,249,592)		55,481,088
Agency Obligations 15.1%
Fannie Mae 4.75%, 2/21/2013	1,100,000	1,088,314
Fannie Mae 4.67%, 9/1/2035*	6,782,816	6,756,897
Freddie Mac 5.625%, 11/23/2035	3,400,000	3,442,197
Freddie Mac Gold 6%, 11/1/2010*	170,691	175,182
Total Agency Obligations (Cost $11,440,355)		11,462,590
Short-Term Holdings 21.1%
Repurchase Agreements
State Street Bank 3.15%, dated 12/30/2005 maturing 1/3/2006 in the amount of $9,068,173 collateralized by: $9,495,000 US Treasury Notes 3.25%, 1/15/2009, with a fair market value of $9,340,640	9,065,000	9,065,000
US Treasury Bills 4.1%, 1/17/2006	6,995,000	6,984,187
Total Short-Term Holdings (Cost $16,049,187)		16,049,187
Total Investments (Cost $83,739,134) 109.1%		82,992,865
Other Assets Less Liabilities (9.1)%		(6,926,101)
Net Assets 100.0%		$76,066,764

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*
Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

See Notes to Financial Statements.

8

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investments, at value:
US Full Faith and Credit Obligations (cost $56,249,592)	$55,481,088
Agency obligations (cost $11,440,355)	11,462,590
Short-term investments (cost $16,049,187)	16,049,187
Total investments (cost $83,739,134)	82,992,865
Cash (including restricted cash of $10,000)	19,473
Receivable for dividends and interest	463,699
Receivable for shares of Beneficial Interest sold	39,284
Expenses prepaid to shareholder service agent	15,428
Other	4,731
Total Assets	83,535,480

Liabilities:
Payable for investment purchased	6,984,187
Payable for shares of Beneficial Interest repurchased	249,659
Dividends payable	100,265
Distribution and service fees payable	36,793
Management fee payable	32,699
Accrued expenses and other	65,113
Total Liabilities	7,468,716
Net Assets	$76,066,764

Composition of Net Assets:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized;
11,035,987 shares outstanding):
Class A	$6,447
Class B	2,027
Class C	872
Class D	1,593
Class R	97
Additional paid-in capital	84,734,042
Dividends in excess of net investment income	(20,968)
Accumulated net realized loss	(7,911,077)
Net unrealized depreciation of investments	(746,269)
Net Assets	$76,066,764

Net Asset Value Per Share:
Class A ($44,401,713 ÷ 6,447,308 shares)	$6.89
Class B ($13,986,424 ÷ 2,026,418 shares)	$6.90
Class C ($6,015,823 ÷ 871,819 shares)	$6.90
Class D ($10,991,674 ÷ 1,593,055 shares)	$6.90
Class R ($671,130 ÷ 97,387 shares)	$6.89

__________
See Notes to Financial Statements.

9

Statement of Operations
For the Year Ended December 31, 2005

Investment Income:
Interest	$3,804,010

Expenses:
Distribution and service fees	507,477
Management fee	431,891
Shareholder account services	387,648
Custody and related services	93,089
Shareholder meeting expense	65,763
Auditing and legal fees	33,058
Shareholder reports and communications	32,918
Registration	23,558
Directors’ fees and expenses	11,552
Miscellaneous	12,267
Total Expenses	1,599,221
Net Investment Income	2,204,789

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	(1,906,850)
Net change in unrealized depreciation of investments	(620,914)
Net Loss on Investments	(2,527,764)
Decrease in Net Assets from Operations	$(322,975)

__________
See Notes to Financial Statements.

10

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Operations:
Net investment income	$2,204,789	$2,496,531
Net realized loss on investments	(1,906,850)	(2,198,295)
Net change in unrealized depreciation of investments	(620,914)	437,869
Increase (Decrease) in Net Assets from Operations	(322,975)	736,105

Distribution to Shareholders:
Net investment income:
Class A	(1,344,739)	(1,387,965)
Class B	(411,033)	(600,395)
Class C	(173,942)	(250,925)
Class D	(259,896)	(249,344)
Class R	(15,179)	(7,902)
Total	(2,204,789)	(2,496,531)
Dividends in excess of net investment income:
Class A	(60,461)	(159,849)
Class B	(18,480)	(69,146)
Class C	(7,821)	(28,898)
Class D	(11,685)	(28,716)
Class R	(682)	(910)
Total	(99,129)	(287,519)
Decrease in Net Assets from Distributions	(2,303,918)	(2,784,050)

Capital Share Transactions:
Net proceeds from sales of shares	6,556,901	7,388,003
Investment of dividends	1,856,046	2,188,905
Exchanged from associated funds	8,252,031	16,694,284
Total	16,664,978	26,271,192
Cost of shares repurchased	(26,820,217)	(41,135,646)
Exchanged into associated funds	(4,509,051)	(23,578,197)
Total	(31,329,268)	(64,713,843)
Decrease in Net Assets from Capital Share Transactions	(14,664,290)	(38,442,651)
Decrease in Net Assets	(17,291,183)	(40,490,596)

Net Assets:
Beginning of year	93,357,947	133,848,543
End of Year (net of dividends in excess of net investment income of $20,968 and $50,600, respectively)	$76,066,764	$93,357,947

__________
See Notes to Financial Statements.

11

Notes to Financial Statements

1.
Multiple Classes of Shares — Seligman U.S. Government Securities Fund (formerly Seligman U.S. Government Securities Series, the “Fund”) is a series of Seligman High Income Fund Series (the “Series”). The Fund offers the following five classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but in the event of a plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within eighteen months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.
Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Investments in US Government and Government agency obligations are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

12

Notes to Financial Statements

b.
Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of portfolio securities for financial reporting purposes.

d.
Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2005, distribution and service fees were the only class-specific expenses.

f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex- dividend dates.

g.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.
Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $782 from sales of Class A shares. Commissions of $6,262 and $1,381 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2005, fees incurred under the Plan aggregated $114,534, or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of

13

Notes to Financial Statements

up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the year ended December 31, 2005, amounted to $136.

For the year ended December 31, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares amounted to $189,231, $80,301, $120,497, and $2,914, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2005, such charges amounted to $5,578. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2005, Seligman Services, Inc. received commissions of $1,361 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $10,315 pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $387,648 for shareholder account services in accordance with a methodology approved by the Fund’s trustees.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2005, the Series’ potential obligation under the Guaranties is $304,800. As of December 31, 2005, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in trustees’ fees and expenses and the accumulated balance thereof at December 31, 2005, of $13,092 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax

14

Notes to Financial Statements

purposes until such amounts are paid. This accumulated balance was paid to the participating director in January 2006.

4.
Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2005, the Fund did not borrow from the credit facility.

5.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2005, amounted to $231,820,608 and $252,477,718, respectively.

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2005, the cost of investments for federal income tax purposes was $83,754,948. The tax basis cost was greater than the cost for financial reporting purposes due to the amortization of premium for financial reporting purposes of $15,814.

At December 31, 2005, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$166,812
Gross unrealized depreciation of portfolio securities	(928,895)
Net unrealized appreciation of portfolio securities	(762,083)
Undistributed income	7,938
Capital loss carryforwards	(7,480,596)
Timing difference (post-October losses)	(430,481)
Total accumulated losses	$(8,665,222)

At December 31, 2005, the Fund had net capital loss carryforwards for federal income tax purposes of $7,480,596, which are available for offset against future taxable net capital gains, with $1,359,544 expiring in 2007, $1,438,163 expiring in 2008, $2,770,254 expiring in 2012, and $1,912,635 expiring in 2013. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

In addition, the Fund elected to defer until January 1, 2006, the recognition for tax purposes of net losses of $430,481 realized on sales of investments after October 31, 2005. These losses will be available to offset future taxable net gains.

7.
Transactions in Shares of Beneficial Interest — The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

15

Notes to Financial Statements

	Year Ended December 31,
	2005		2004
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	530,185	$3,714,259	626,724	$4,501,534
Investment of dividends	163,095	1,141,291	173,268	1,244,369
Exchanged from associated funds	482,285	3,399,966	1,708,703	12,328,090
Conversion from Class B*	421,692	2,946,104	202,247	1,440,730
Total	1,597,257	11,201,620	2,710,942	19,514,723
Cost of shares repurchased	(1,619,668)	(11,326,920)	(2,175,736)	(15,651,488)
Exchanged into associated funds	(227,908)	(1,596,807)	(2,087,961)	(15,016,179)
Total	(1,847,576)	(12,923,727)	(4,263,697)	(30,667,667)
Decrease	(250,319)	$(1,722,107)	(1,552,755)	$(11,152,944)
Class B
Net proceeds from sales of shares	52,791	$371,163	73,811	$533,094
Investment of dividends	44,726	314,250	66,905	482,170
Exchanged from associated funds	192,927	1,361,640	235,238	1,695,274
Total	290,444	2,047,053	375,954	2,710,538
Cost of shares repurchased	(1,041,809)	(7,308,634)	(1,746,161)	(12,527,793)
Exchanged into associated funds	(180,902)	(1,272,425)	(658,913)	(4,754,738)
Conversion to Class A*	(420,643)	(2,945,051)	(201,759)	(1,440,139)
Total	(1,643,354)	(11,526,110)	(2,606,833)	(18,722,670)
Decrease	(1,352,910)	$(9,479,057)	(2,230,879)	$(16,012,132)
Class C
Net proceeds from sales of shares	50,051	$351,708	66,731	$483,662
Investment of dividends	20,416	143,296	29,734	214,298
Exchanged from associated funds	47,950	337,224	131,313	941,842
Total	118,417	832,228	227,778	1,639,802
Cost of shares repurchased	(567,254)	(3,975,791)	(1,215,884)	(8,753,403)
Exchanged into associated funds	(52,016)	(365,742)	(225,660)	(1,627,979)
Total	(619,270)	(4,341,533)	(1,441,544)	(10,381,382)
Decrease	(500,853)	$(3,509,305)	(1,213,766)	$(8,741,580)
Class D
Net proceeds from sales of shares	231,056	$1,620,794	195,546	$1,404,763
Investment of dividends	34,465	241,695	33,323	239,801
Exchanged from associated funds	443,991	3,134,838	236,920	1,717,005
Total	709,512	4,997,327	465,789	3,361,569
Cost of shares repurchased	(559,158)	(3,928,976)	(580,541)	(4,167,381)
Exchanged into associated funds	(181,942)	(1,273,955)	(301,853)	(2,179,301)
Total	(741,100)	(5,202,931)	(882,394)	(6,346,682)
Decrease	(31,588)	$(205,604)	(416,605)	$(2,985,113)

__________
See footnote on page 17.

16

Notes to Financial Statements

	Year Ended December 31,
	2005		2004
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	71,115	$497,924	63,771	$464,359
Investment of dividends	2,220	15,514	1,156	8,267
Exchanged from associated funds	2,586	18,363	1,696	12,073
Total	75,921	531,801	66,623	484,699
Cost of shares repurchased	(40,388)	(279,896)	(5,006)	(35,581)
Exchanged into associated funds	(17)	(122)	—	—
Total	(40,405)	(280,018)	(5,006)	(35,581)
Increase	35,516	$251,783	61,617	$449,118

__________
*
Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

8.
Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman U.S. Government Securities Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

17

Notes to Financial Statements

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

18

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total Return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$7.10	$7.23	$7.39	$6.97	$6.91
Income (Loss) from Investment Operations:
Net investment income	0.20	0.19	0.18	0.26	0.32
Net realized and unrealized gain (loss) on investments	(0.20)	(0.11)	(0.14)	0.45	0.08
Total from Investment Operations	—	0.08	0.04	0.71	0.40
Less Distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.18)	(0.26)	(0.32)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.02)	(0.03)	(0.02)
Total Distributions	(0.21)	(0.21)	(0.20)	(0.29)	(0.34)
Net Asset Value, End of Year	$6.89	$7.10	$7.23	$7.39	$6.97
Total Return	—%	1.09%	0.55%	10.45%	5.95%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$44,402	$47,553	$59,660	$80,556	$81,722
Ratio of expenses to average net assets	1.50%	1.31%	1.27%	1.24%	1.16%
Ratio of net investment income to average net assets	2.90%	2.66%	2.38%	3.68%	4.59%
Portfolio turnover rate	286.60%	133.02%	250.49%	184.24%	66.84%

__________
See footnotes on page 23.

19

Financial Highlights

Class B
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$7.12	$7.25	$7.40	$6.98	$6.93
Income (Loss) from Investment Operations:
Net investment income	0.15	0.14	0.12	0.21	0.27
Net realized and unrealized gain (loss) on investments	(0.21)	(0.11)	(0.13)	0.45	0.07
Total from Investment Operations	(0.06)	0.03	(0.01)	0.66	0.34
Less Distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.12)	(0.21)	(0.27)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.02)	(0.03)	(0.02)
Total Distributions	(0.16)	(0.16)	(0.14)	(0.24)	(0.29)
Net Asset Value, End of Year	$6.90	$7.12	$7.25	$7.40	$6.98
Total Return	(0.88)%	0.34%	(0.08)%	9.63%	5.01%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$13,986	$24,045	$40,659	$66,563	$44,557
Ratio of expenses to average net assets	2.26%	2.06%	2.03%	1.99%	1.91%
Ratio of net investment income to average net assets	2.14%	1.91%	1.62%	2.93%	3.84%
Portfolio turnover rate	286.60%	133.02%	250.49%	184.24%	66.84%
__________
See footnotes on page 23.

20

Financial Highlights

Class C
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$7.11	$7.25	$7.40	$6.98	$6.92
Income (Loss) from Investment Operations:
Net investment income	0.15	0.14	0.12	0.21	0.27
Net realized and unrealized gain (loss) on investments	(0.20)	(0.12)	(0.13)	0.45	0.08
Total from Investment Operations	(0.05)	0.02	(0.01)	0.66	0.35
Less Distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.12)	(0.21)	(0.27)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.02)	(0.03)	(0.02)
Total Distributions	(0.16)	(0.16)	(0.14)	(0.24)	(0.29)
Net Asset Value, End of Year	$6.90	$7.11	$7.25	$7.40	$6.98
Total Return	(0.74)%	0.20%	(0.08)%	9.63%	5.16%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$6,016	$9,764	$18,739	$25,488	$15,961
Ratio of expenses to average net assets	2.26%	2.06%	2.03%	1.99%	1.91%
Ratio of net investment income to average net assets	2.14%	1.91%	1.62%	2.93%	3.84%
Portfolio turnover rate	286.60%	133.02%	250.49%	184.24%	66.84%
_________
See footnotes on page 23.

21

Financial Highlights

Class D
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$7.11	$7.24	$7.40	$6.98	$6.92
Income (Loss) from Investment Operations:
Net investment income	0.15	0.14	0.12	0.21	0.27
Net realized and unrealized gain (loss) on investments	(0.20)	(0.11)	(0.14)	0.45	0.08
Total from Investment Operations	(0.05)	0.03	(0.02)	0.66	0.35
Less Distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.12)	(0.21)	(0.27)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.02)	(0.03)	(0.02)
Total Distributions	(0.16)	(0.16)	(0.14)	(0.24)	(0.29)
Net Asset Value, End of Year	$6.90	$7.11	$7.24	$7.40	$6.98
Total Return	(0.74)%	0.34%	(0.22)%	9.63%	5.16%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$10,992	$11,556	$14,789	$23,768	$20,106
Ratio of expenses to average net assets	2.26%	2.06%	2.03%	1.99%	1.91%
Ratio of net investment income to average net assets	2.14%	1.91%	1.62%	2.93%	3.84%
Portfolio turnover rate	286.60%	133.02%	250.49%	184.24%	66.84%
__________
See footnotes on page 23.

22

Financial Highlights

Class R
	Year Ended December 31,
	2005	2004	4/30/03*to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$7.10	$7.23	$7.36
Income (Loss) from Investment Operations:
Net investment income	0.18	0.17	0.10
Net realized and unrealized loss on investments	(0.20)	(0.11)	(0.10)
Total from Investment Operations	(0.02)	0.06	—
Less Distributions
Dividends from net investment income	(0.18)	(0.17)	(0.10)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.03)
Total Distributions	(0.19)	(0.19)	(0.13)
Net Asset Value, End of Period	$6.89	$7.10	$7.23
Total Return	(0.25)%	0.82%	(0.05)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$671	$440	$2
Ratio of expenses to average net assets	1.76%	1.56%	1.57%†
Ratio of net investment loss to average net assets	2.64%	2.41%	2.01%†
Portfolio turnover rate	286.60%	133.02%	250.49%††
__________
*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 2003.
See Notes to Financial Statements.

23

Report of Independent Registered
Public Accounting Firm

The Trustees and Shareholders,
Seligman U.S. Government Securities Fund of
Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities of Seligman U.S. Government Securities Fund (formerly, Seligman U.S. Government Securities Series), one of the funds constituting Seligman High Income Fund Series (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Fund of Seligman High Income Fund Series as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 22, 2006

24

Proxy Results

Shareholders of Seligman U.S. Government Securities Fund voted on the following proposals at the special shareholders meeting on October 24, 2005. The description of each proposal and number of shares voted are as follows:

Proposal 1
To elect a Board of Trustees (shareholders of the Fund and Seligman High-Yield Fund voted together for each nominee).
	In Favor of Election	Withhold Authority to Vote
Robert B. Catell	83,446,111.879	3,465,663.748
John R. Galvin	84,124,533.879	2,787,241.748
Alice S. Ilchman	84,144,318.471	2,767,457.156
Frank A. McPherson	84,132,951.404	2,778,824.223
Betsy S. Michel	84,136,932.156	2,774,843.471
William C. Morris	84,159,525.955	2,752,249.672
Leroy C. Richie	84,168,530.962	2,743,244.665
Robert L. Shafer	84,103,036.171	2,808,739.456
James N. Whitson	84,164,572.235	2,747,203.392
Brian T. Zino	84,162,185.207	2,749,590.420

Proposal 2
To ratify the selection of Deloitte & Touche LLP as independent auditors for the Fund for 2005 (shareholders of the Fund and Seligman High-Yield Fund voted together):

For Ratification	Against Ratification	Abstain
83,543,740.567	986,008.184	2,382,026.876

Proposal 3(a)
To eliminate the Fund’s fundamental policy regarding investment in US Government securities:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,641,357.178	273,429.086	225,636.961	1,372,671.000

Proposal 3(b)
To amend the Fund’s investment objective:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,644,863.494	253,687.877	241,871.854	1,372,671.000

Proposal 4(a)
To approve amendments to the Fund’s fundamental restriction regarding investments in commodities:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,636,048.504	298,671.763	205,702.958	1,372,671.000

Proposal 4(b)
To approve amendments to the Fund’s fundamental restriction regarding the purchase of securities on margin:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,629,249.615	314,766,922	196,406.688	1,372,671.000

25

Proxy Results (continued)

Proposal 4(c)
To approve amendments to the Fund’s fundamental restriction regarding borrowing:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,635,484.234	323,076.303	181,862.688	1,372,671.000

Proposal 4(d)
To approve amendments to the Fund’s fundamental restriction regarding lending:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,641,768.484	302,556.784	196,097.957	1,372,671.000

Proposal 4(e)
To approve amendments to the Fund’s fundamental restriction regarding underwriting:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,660,163.788	274,819.542	205,439.895	1,372,671.000

Proposal 4(f )
To approve amendments to the Fund’s fundamental restriction regarding the purchase or sales of real estate:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,648,183.913	292,965.682	199,273.630	1,372,671.000

Proposal 4(g)
To approve amendments to the Fund’s fundamental restriction regarding diversification:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,690,006.609	255,875.315	194,541.301	1,372,671.000

Proposal 4(h)
To approve amendments to the Fund’s fundamental restriction regarding industry concentration:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,664,636.195	269,869.721	205,917.309	1,372,671.000

Proposal 4(i)
To approve the elimination of the Fund’s fundamental restriction regarding short sales:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,637,572.482	310,072.055	192,778.688	1,372,671.000

Proposal 4(j)
To approve the elimination of the Fund’s fundamental restriction regarding control or management of any company:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,650,073.736	292,596.815	197,752.674	1,372,671.000

Proposal 4(k)
To approve the elimination of the Fund’s fundamental restriction regarding transactions in options:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,657,021.636	284,336.009	199,065.580	1,372,671.000

26

Proxy Results
 (continued)

Proposal 4(l)
To approve the elimination of the Fund’s fundamental restriction regarding investments in other investment companies:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,672,740.810	284,260.048	183,422.367	1,372,671.000

Proposal 4(m)
To approve the elimination of the Fund’s fundamental restriction regarding unseasoned companies:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,625,945.594	310,190.949	204,286.682	1,372,671.000

Proposal 4(n)
To approve the elimination of the Fund’s fundamental restriction regarding mortgages and pledges:

For Approval	Against Approval	Abstain	Broker Non-Votes
4,632,865.683	306,983.912	200,573.630	1,372,671.000

27

Matters Relating to the Trustees’
Consideration of the Continuance of the
Management Agreement

The trustees of Seligman High Income Fund Series (the “Series”), of which the Fund is a separate series, unanimously approved the continuance of the Management Agreement with the Manager in respect of the Fund at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the trustees, the trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the trustees reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the pro posed continuance. The independent trustees also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determination with respect to the continuance of the Management Agreement, the trustees considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors/and or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The trustees noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The trustees also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects these economies of scale for the benefit of investors;

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund;

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationship to the Fund;

28

Matters Relating to the Trustees’
Consideration of the Continuance of the
Management Agreement

11.	information about fees charged by the Manager to other clients with similar investment objectives;

12.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

13.	the terms of the Management Agreement.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and trustees attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the trustees’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the trustees.

Nature, Extent and Quality of Services Provided by the Manager

The trustees noted that, under the Management Agreement, the Manager, subject to the control of the trustees, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Manager pays all of the compensation of trustees of the Series who are employees or consultants of the Manager and of the officers and employees of the Series, including the Fund's chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The trustees considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The trustees considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the trustees had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the trustees on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the trustees’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of

29

Matters Relating to the Trustees’
Consideration of the Continuance of the
Management Agreement

New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the trustees’ special counsel and other experienced counsel independent of the Manager, the independent trustees concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the trustees, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the trustees included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The trustees also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The trustees reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The trustees recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The trustees focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The trustees considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees recognized that the Manager’s profitability would be somewhat lower if its affiliates did not receive the benefit described above. The trustees noted that the Manager derives reputational and other benefits from its association with the Fund.

30

Matters Relating to the Trustees’
Consideration of the Continuance of the
Management Agreement

Investment Results

In addition to the information received by the trustees for the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. The trustees reviewed information showing performance of the Fund compared to other funds in the Lipper General U.S. Government Funds Average over the one-, three-, five- and ten-year periods ended September 30, 2005, and for each calendar year in the 2000-to-2004 period and for the first nine months of 2005, and compared to the Lehman U.S. Government Bond Index and a group of nine competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The comparative information showed that the Fund’s investment results were below the Lipper average, the index and the competitor average in most periods and that the Fund’s Lipper performance ranking was in the fourth quartile in the one-, three- and five-year periods ended September 30, 2005. The Manager explained that the Fund until recently had a fundamental investment policy that required it to invest at least 80% of its assets in securities backed by the full faith and credit of the U.S. government, whereas some of its competitors were permitted to invest in higher-yielding securities of agencies, government sponsored entities that do not have a government guarantee and corporations. The Manager reminded the trustees that in October 2005 shareholders had approved a change to the Fund’s investment objective and elimination of a fundamental policy to permit a higher level of investments in securities of agencies and government sponsored entities, and it noted that these changes might result in improved relative performance in the future. The Board considered the steps that the Manager had taken in recent years to address the Fund’s below average investment results. The Board also recognized that the Manager continued to study and seek ways to enhance its investment capabilities and improve the Fund’s investment results. The trustees concluded that they were satisfied that the Manager was addressing their concerns and retained confidence in the Manager’s capabilities to manage the Fund.

Management Fees and Other Expenses

The trustees considered the management fee rate paid by the Fund to the Manager. The trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Fund’s peer group consisted of funds in the Lipper General U.S. Government Fund category having between $50 million and $2 billion of average net assets attributable to Class A shares in their most recent fiscal year. The information showed that the Fund’s current effective management fee rate of 0.50% was lower than the average and the median for the 27 funds in the peer group.

The Manager also manages accounts for institutional clients with investment objectives similar to the Fund. The fee rates payable by the Manager’s institutional clients are lower than the rates paid by the Fund. The Manager reviewed with the trustees the significant differences in the scope of services the Manager provides to institutional clients and to the Fund. For example, the Management Agreement requires the Manager to provide, among other things, office facilities, officers (including the Fund’s chief compliance officer and officers to provide required certifications) and administrative services, such as shareholder communications, corporate housekeeping, tax compliance and securities law filings, with the attendant costs and exposure to liability. The Manager also coordinates the provision of services to the Fund by nonaffiliated service providers. Many of these services normally are not provided to non-investment company clients, and fees charged to the Fund reflect the costs and risks of the additional obligations. The Manager also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institu-

31

Matters Relating to the Trustees’
Consideration of the Continuance of the
Management Agreement

tional account, where the assets are relatively stable. The trustees acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

The trustees also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the trustees noted the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the trustees noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The trustees also noted that the Fund’s expense ratio was the highest in the peer group and was considerably higher than the median and the average for the peer group, although several funds in the peer group would have had higher expense ratios than the Fund’s but for fee waivers or expense reimbursements by their management companies. The Manager explained that the Fund appeared to be small relative to the funds in its peer group and that, with respect to net assets attributable to Class A shares, the Fund was the second smallest in its peer group. The Manager also noted that costs were somewhat high for the Fund as a result of the Fund’s small size, a large number of small accounts and high account activity levels. The trustees concluded that the Fund’s expense ratio was acceptable in light of the high quality of service that the Fund receives and the other factors considered.

Economies of Scale

The trustees noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The trustees recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The trustees also noted that the advisory agreements for many competitor funds do not have breakpoints at all and that, in any event, the Fund has not benefited from significant net sales in recent times. Having taken these factors into account, the trustees concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

32

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman U.S. Government Securities Fund is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (76)[1,3] • Trustee: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance); and Trustee, Institute for Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Trustee: 1991 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save the Children (non- profit child assistance organization). From January 1998 until December 2000, Chairman, The Rockefeller Foundation (charitable foundation). From September 1987 until September 1997, Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Trustee: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (63)[1,3] • Trustee: 1984 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

__________
See footnotes on page 36.

33

Trustees and Officers

Independent Trustees (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Leroy C. Richie (64)[1,3] • Trustee: 2000 to Date • Oversees 57 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation, and Detroit Economic Growth Corp. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3] • Trustee: 1984 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Trustee: 1993 to Date • Oversees 58 Portfolios in Fund Complex
Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television network).

__________
See footnotes on page 36.

34

Trustees and Officers

Interested Trustees and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (67)* • Trustee and Chairman of the Board: 1988 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics, Inc. (manufacturer of ceramic prop- pants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)* • Trustee: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 57 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds†; Director or Trustee of each of the investment companies of the Seligman Group of Funds (with the exception of Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

Christopher J. Mahony (42) • Vice President and Portfolio Manager: 2001 to Date
Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated, Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Vice President of Seligman Portfolios, Inc., and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc.

__________
See footnotes on page 36.

35

Trustees and Officers

Interested Trustees and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Thomas G. Rose (48) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (49) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Frank J. Nasta (41) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø
The address for each of the trustees and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Trustees.

†	The Seligman Group of Funds consists of 24 registered investment companies.
*
Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Trustee Nominating Committee
3 Board Operations Committee

36

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s web-site at www.seligman.com.1

Proxy Voting
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of the following year.

[1]
These references to the SEC’s website and Seligman’s website are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus.

37

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman U.S. Government Securities Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

TXUSG2 12/05

ITEM 2. CODE OF ETHICS.

As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$77,480	$73,924
Audit-Related Fees	-	-
Tax Fees	4,700	4,400
All Other Fees	-	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	$124,560	$118,630
Tax Fees	8,000	13,703
All Other Fees	-	43,000

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,260 and $181,664, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

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ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN HIGH INCOME FUND SERIES

By:
/S/ BRIAN T. ZINO
  Brian T. Zino
  President and Chief Executive Officer

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
  Brian T. Zino
  President and Chief Executive Officer

Date: March 8, 2006

By:
/S/ LAWRENCE P.VOGEL
  Lawrence P. Vogel
  Vice President, Treasurer and Chief Financial Officer

Date: March 8, 2006

SELIGMAN HIGH INCOME FUND SERIES

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EXHIBIT INDEX

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.

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